                             Letter of Transmittal

                        To Tender Shares of Common Stock

                                       of

                      Specialty Equipment Companies, Inc.

                                       at

                              $30.50 Net Per Share

                                       by

                            Solar Acquisition Corp.

                          a wholly owned subsidiary of

                        United Technologies Corporation

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON MONDAY, NOVEMBER 20, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                       LaSalle Bank National Association

                           By Mail/Overnight Courier:

                       LaSalle Bank National Association
                     Attention: Corporate Trust Operations
                            135 South LaSalle Street
                                   Suite 1811
                            Chicago, Illinois 60603

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (312) 904-2236

                        Confirm Facsimile Transmission:
                               By Telephone Only:
                                 (312) 904-2450

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Owner(s)
(Please fill in, if blank,
        Exactly as
   Name(s) Appear(s) on                          Shares Tendered
     Certificate(s))                  (Attach Additional List if Necessary)
--------------------------------------------------------------------------------------
                                                Total Number of
                               Certificate     Shares Represented       Number of
                              Number(s)(*)    By Certificate(s)(*) Shares Tendered(**)
                            ----------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                              Total Shares

--------------------------------------------------------------------------------
  (*)  Need not be completed by Book-Entry Stockholders.
 (**) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

  Delivery Of This Letter Of Transmittal To An Address Other Than As Set Forth Above Or Transmission Of Instructions Via A Facsimile Transmission To A Number
      Other Than As Set Forth Above Will Not Constitute A Valid Delivery.

    The Instructions Accompanying This Letter Of Transmittal Should Be Read
            Carefully Before Completing This Letter Of Transmittal.

  This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s) _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Solar Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of United Technologies Corporation, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $.01 per share (the "Shares"), of Specialty Equipment Companies, Inc., a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated October 23, 2000 (the "Offer To Purchase"), at a price of $30.50 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

  On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after October 18, 2000 (collectively, "Distributions"), and appoints LaSalle Bank National Association (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined in the Instructions below) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights, to the extent permitted under applicable law, with respect to such Shares, including voting at any meeting of stockholders or acting by consent in lieu of any such meeting.

  Without limiting the foregoing, the undersigned, by the execution and delivery hereof, hereby consents, pursuant to Section 228 of the Delaware General Corporation Law, with respect to the above-described Shares, to the election of the following directors, designated by Purchaser, to fill the vacancies on the Board of Directors of the Company that are expected to result, after completion of the Offer, from the resignation of certain directors of the Company pursuant to the Agreement and Plan of Merger, dated as of October 13, 2000, among Parent, Purchaser and the Company. Such consent is effective when, and only to the extent that, Purchaser deposits the payment for the Shares tendered hereby with the Depositary. Such election of directors of the Company will occur without prior notice and without a meeting of stockholders, as more fully described in the Company's enclosed Proxy Statement, receipt of which is hereby acknowledged.

    (a) If, after completion of the Offer, Parent beneficially owns greater than 50% but not greater than 55 5/9% of the issued and outstanding Shares, the following persons shall be elected as directors of the Company:

    Mr. Azuwuike H. Ndukwu
    Mr. Brian Lindroth
    Mr. Robert E. Galli
    Mr. George Minnich
    Mr. Nicholas T. Pinchuk

    (b) If, after completion of the Offer, Parent beneficially owns greater than 55 5/9% but not greater than 66 2/3% of the issued and outstanding Shares, the following persons shall be elected as directors of the Company:

    Mr. Azuwuike H. Ndukwu
    Mr. Brian Lindroth
    Mr. Robert E. Galli
    Mr. George Minnich
    Mr. Nicholas T. Pinchuk
    Mr. Christopher J. Brogan

    (c) If, after completion of the Offer, Parent beneficially owns greater than 66 2/3% of the issued and outstanding Shares, the following persons shall be elected as directors of the Company:

    Mr. Azuwuike H. Ndukwu
    Mr. Brian Lindroth
    Mr. Robert E. Galli
    Mr. George Minnich
    Mr. Nicholas T. Pinchuk
    Mr. Christopher J. Brogan
    Mr. Kevin T. Williams

  The undersigned acknowledges and agrees that the consent provided hereby shall remain in full force and effect unless and until this Letter of Transmittal is, to the extent permitted by the Offer to Purchase, withdrawn in accordance with the procedures set forth in this Offer to Purchase.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.


  SPECIAL PAYMENT INSTRUCTIONS(See         SPECIAL DELIVERY INSTRUCTIONS(See
    Instructions 1, 5, 6 and 7)                 Instructions 1, 5 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares not tendered           cate(s) for Shares not tendered
 or not accepted for payment               or not accepted for payment
 and/or the check for the purchase         and/or the check for the purchase
 price of Shares accepted for pay-         price of Shares accepted for pay-
 ment are to be issued in the name         ment are to be sent to someone
 of someone other than the under-          other than the undersigned or to
 signed.                                   the undersigned at an address
                                           other than that shown above.
 Issue: [_] Check
 and/or [_] Certificates to:               Deliver: [_] Check
                                           and/or [_] Certificates to:
 Name: ____________________________
           (Please Print)                  Name: ____________________________
                                                     (Please Print)
 Address: _________________________
                                           Address: _________________________
 __________________________________
         (Include Zip Code)                __________________________________
                                                   (Include Zip Code)
 __________________________________
   (Tax Identification or Social           __________________________________
          Security Number)                   (Tax Identification or Social
                                                    Security Number)

                              IMPORTANT--SIGN HERE
                  (Please Complete Substitute Form W-9 Below)

 -------------------------------------------------------

 -------------------------------------------------------
                          (Signature(s) of Holder(s))

 Dated:          , 2000

 (Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Name(s): ______________________________________________

 -------------------------------------------------------
                                 (Please Print)

 Capacity (Full Title): ________________________________

 Address: ______________________________________________

 -------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number: _______________________

 Tax Identification or
 Social Security No.: __________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature: _________________________________

 Name: _________________________________________________
                             (Please Type or Print)

 Address: ______________________________________________

 -------------------------------------------------------
                               (Include Zip Code)

 Name of Firm: _________________________________________

 Dated:          , 2000

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser's expense.

  9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below, or otherwise establish such stockholder's exemption to the satisfaction of the Depositary. Failure to provide the information on the form may subject the tendering stockholder to 31 percent federal income tax backup withholding on the payment of the purchase price. The tendering stockholder may write "Applied For" in Part I of the Form if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the stockholder has written "Applied for" in Part I of the Form, the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that "Applied For" is written in Part I of the Substitute Form W-9 and that the stockholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will withhold 31 percent of all payments of the purchase price thereafter until a TIN is provided to the Depositary, unless the stockholder has filed a Form W-8BEN or otherwise established an exemption. See Important Tax Information below.

  10. Lost, Destroyed, Mutilated or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Company's stock transfer agent, LaSalle Bank National Association at 135 South LaSalle Street, Suite 1811, Chicago, Illinois, 60603, Att: Corporate Trust Office, Telephone (312) 904-2450, Fax
(312) 904-2236. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a correct TIN to the Depositary, such stockholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31 percent.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Depositary.

  If backup withholding applies, the Depositary is required to withhold 31 percent of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  If backup withholding applies and "Applied for" is written in Part I of the Substitute Form W-9 and the stockholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 31 percent of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such stockholder. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 31 percent of any payment of the purchase price for the tendered Shares made to such stockholder thereafter unless such stockholder furnishes a TIN to the Depositary prior to such payment.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase for stockholders other than foreign persons who provide an appropriate Form W-8BEN, the stockholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the stockholder's correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder is exempt from backup withholding; (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or
(iii) such Stockholder has been notified by the Internal Revenue Service that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

What Number to Give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (See Instruction 9)

                    PAYER: LaSalle Bank National Association

                        Name: ________________________________________________
                        Address: _____________________________________________

 SUBSTITUTE             Check appropriate box: Corporation [_] Individual [_]
 Form W-9                                    Partnership [_] Other (specify) [_]
                       --------------------------------------------------------
                                                             SSN: ___________
                        Part I. Please provide your
                        taxpayer identification number in
                        the space at right. If awaiting
                        TIN, write "Applied For" in space
                        at right and complete the
                        Certificate of Awaiting Taxpayer
                        Identification Number below.          EIN: ___________
 Department of the
 Treasury Internal
 Revenue Service
                       --------------------------------------------------------
                        Part II. For Payees exempt from backup withholding,
 Request for            see the enclosed "Guidelines for Certification of
 Taxpayer               Taxpayer Identification Number on Substitute Form W-
 Identification         9" and complete as instructed therein.
 Number (TIN) and      --------------------------------------------------------
 Certification          Part III. CERTIFICATION

                        Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me); and

                        (2)  I am not subject to backup withholding because:
                             (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or
                             (c) the IRS has notified me that I am no longer subject to backup withholding.

                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you re-ceived another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                        Signature ___________________________ Date ____ , 2000

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to a 31 percent backup withholding tax until I provide a properly certified taxpayer identification number.

 Signature ___________________________________________ Date __________________

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        The Depositary for the Offer is:

                       LaSalle Bank National Association

                           By Mail/Overnight Courier:
                       LaSalle Bank National Association
                     Attention: Corporate Trust Operations
                            135 South LaSalle Street
                                   Suite 1811
                            Chicago, Illinois 60603

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (312) 904-2236

                        Confirm Facsimile Transmission:
                               By Telephone Only:
                                 (312) 904-2450

                    The Information Agent for the Offer is:

             [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th Floor
                               New York, NY 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064


October 23, 2000